As filed with the Securities and Exchange Commission on October 8, 2004.

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                     CHINA UNISTONE ACQUISITION CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)

              Delaware                                 20-1098541
--------------------------------------    --------------------------------------
       (State of Incorporation                      (I.R.S. Employer
          or Organization)                         Identification No.)

      4 Columbus Circle, 5th Floor
           New York, New York                             10019
--------------------------------------    --------------------------------------
        (Address of Principal                           (Zip Code)
          Executive Offices)

If this form relates to the If this form relates to the registration of a class of securities registration of a class of securities pursuant to Section 12(b) of the pursuant to Section 12(b) of the Exchange Act and is effective pursuant Exchange Act and is effective pursuant to General Instruction A.(c), please to General Instruction A.(c), please
check the following box. [ ]              check the following box. [X]

Securities Act registration statement file number to which this form relates:

                                   333-117639
                                 ---------------
                                 (If applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

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         Title of Each Class                 Name of Each Exchange on Which
          to be Registered                   Each Class is to be Registered
--------------------------------------    --------------------------------------

Securities to be registered pursuant to Section 12(g) of the Act:

                                      Units
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                                (Title of Class)

                         Common Stock, $.0001 par value
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                                (Title of Class)

                         Common Stock Purchase Warrants
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                                (Title of Class)

Item 1.     Description of Registrant's Securities to be Registered.

            The information required by this item is contained under the heading "Description of Securities" in the registration statement to which this Form 8-A relates (File No. 333-117639). This information is incorporated herein by reference.

Item 2.     Index to Exhibits.

*3.1        Certificate of Incorporation
*3.2        By-Laws
*4.1        Specimen Unit Certificate
*4.2        Specimen Common Stock Certificate
*4.3        Specimen Warrant Certificate
*4.4        Form of Unit Purchase Option to be granted to Representative
*4.5        Form of Warrant  Agreement  between  Continental  Stock Transfer and
            Trust Company and the Registrant

      * Incorporated by reference from the Company's Registration Statement on Form S-1, as amended, which was initially filed with the Securities and Exchange Commission on July 23, 2004.


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

                                    SIGNATURE

      Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                          CHINA UNISTONE ACQUISITION CORPORATION

Date:  October 8, 2004                    By: /s/ James Preissler
                                              ----------------------------------
                                              James Preissler
                                              Chief Financial Officer
                                              and Secretary

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